                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
              End of Period Collection Account Balance as of Prior Payment Date:                                         628,907.65
              Available Funds:
                 Contract Payments due and received in this period                                                     4,077,511.17
                 Contract Payments due in prior period(s) and received in this period                                    246,038.55
                 Contract Payments received in this period for next period                                               150,805.27
                 Sales, Use and Property Tax, Maintenance, Late Charges                                                  140,666.65
                 Prepayment Amounts related to early termination in this period                                        4,637,495.43
                 Servicer Advance                                                                                        284,876.46
                 Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
                 Transfer from Reserve Account                                                                             5,178.30
                 Interest earned on Collection Account                                                                     8,466.52
                 Interest earned on Affiliated Account                                                                       596.48
                 Proceeds from repurchase of Contracts per Contribution and Servicing
                   Agreement Section 5.03                                                                                      0.00
                 Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract Less Than Predecessor contract)                                                  48,218.62
                 Amounts paid under insurance policies                                                                         0.00
                 Any other amounts                                                                                             0.00

                                                                                                                  -----------------
              Total Available Funds                                                                                   10,228,761.10
              Less: Amounts to be Retained in Collection Account                                                         529,349.27
                                                                                                                  -----------------
              AMOUNT TO BE DISTRIBUTED                                                                                 9,699,411.83
                                                                                                                  =================


              DISTRIBUTION OF FUNDS:
                 1. To Trustee -  Fees                                                                                         0.00
                 2. To Servicer, any unreimbursed Nonrecoverable Advances or
                      Servicer Advances                                                                                  246,038.55
                 3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                      a) Class A1 Principal and Interest                                                                       0.00
                      a) Class A2 Principal (distributed after A1 Note matures)
                           and Interest                                                                                        0.00
                      a) Class A3 Principal (distributed after A2 Note matures)
                           and Interest                                                                                7,480,342.13
                      a) Class A4 Principal (distributed after A3 Note matures)
                           and Interest                                                                                  595,956.85
                      b) Class B Principal and Interest                                                                  137,975.16
                      c) Class C Principal and Interest                                                                  276,601.02
                      d) Class D Principal and Interest                                                                  186,276.06
                      e) Class E Principal and Interest                                                                  240,749.64

                 4. To Reserve Account for Requirement per Indenture Agreement
                      Section 3.08                                                                                            0.00
                 5. To Issuer - Residual  Principal and Interest and Reserve
                      Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization
                           Event in effect)                                                                              76,519.98
                      b) Residual Principal (Provided no Restricting or Amortization
                           Event in effect)                                                                             249,307.39
                      c) Reserve Account Distribution (Provided no Restricting or
                           Amortization Event in effect)                                                                  5,178.30
                 6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                           Earned and Any Other Amounts                                                                 149,729.65
                 7. To Servicer, Servicing Fee and other Servicing Compensations                                         54,737.10
                                                                                                                  -----------------
              TOTAL FUNDS DISTRIBUTED                                                                                 9,699,411.83
                                                                                                                  =================

                                                                                                                  -----------------
              End of Period Collection Account Balance {Includes Payments in Advance &
                Restricting Event Funds (if any)}                                                                        529,349.27
                                                                                                                  =================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
               - Add Investment Earnings                                                                                   5,178.30
               - Add Transfer from Certificate Account (To Satisfy Reserve Account
                   Requirement)                                                                                                0.00
               - Less Distribution to Certificate Account                                                                  5,178.30
                                                                                                                  -----------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                  =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                 $2,702,437.25
                                                                                                                  =================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                                   Pool A                                               103,162,577.70
                                   Pool B                                                25,286,688.20
                                                                                      -----------------
                                                                                                                     128,449,265.90
Class A Overdue Interest, if any                                                                  0.00
Class A Monthly Interest - Pool A                                                           613,021.31
Class A Monthly Interest - Pool B                                                           150,260.67

Class A Overdue Principal, if any                                                                 0.00
Class A Monthly Principal - Pool A                                                        6,272,452.67
Class A Monthly Principal - Pool B                                                        1,040,564.33
                                                                                      -----------------
                                                                                                                       7,313,017.00
Ending Principal Balance of the Class A Notes
                                   Pool A                                                96,890,125.03
                                   Pool B                                                24,246,123.87
                                                                                      -----------------
                                                                                                                   -----------------
                                                                                                                     121,136,248.90
                                                                                                                   =================
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $237,814,000     Original Face $237,814,000       Balance Factor
       $ 3.209575                   $ 30.750994                   50.937392%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                                   Class A1                                                       0.00
                                   Class A2                                                       0.00
                                   Class A3                                              29,398,265.90
                                   Class A4                                              99,051,000.00
                                                                                      -----------------

Class A Monthly Interest                                                                                             128,449,265.90
                                   Class A1 (Actual Number Days/360)                              0.00
                                   Class A2                                                       0.00
                                   Class A3                                                 167,325.13
                                   Class A4                                                 595,956.85
                                                                                      -----------------

Class A Monthly Principal
                                   Class A1                                                       0.00
                                   Class A2                                                       0.00
                                   Class A3                                               7,313,017.00
                                   Class A4                                                       0.00
                                                                                      -----------------
                                                                                                                       7,313,017.00
Ending Principal Balance of the Class A Notes
                                   Class A1                                                       0.00
                                   Class A2                                                       0.00
                                   Class A3                                              22,085,248.90
                                   Class A4                                              99,051,000.00
                                                                                      -----------------
                                                                                                                   -----------------
                                                                                                                     121,136,248.90
                                                                                                                   =================
Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $65,098,000      Original Face $65,098,000        Balance Factor
      $ 2.570357                      $ 112.338582                 33.926156%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                                        Pool A                               1,758,728.17
                                                        Pool B                                 431,100.24
                                                                                      --------------------
                                                                                                                       2,189,828.41

              Class B Overdue Interest, if any                                                       0.00
              Class B Monthly Interest - Pool A                                                 10,698.93
              Class B Monthly Interest - Pool B                                                  2,622.53
              Class B Overdue Principal, if any                                                      0.00
              Class B Monthly Principal - Pool A                                               106,916.81
              Class B Monthly Principal - Pool B                                                17,736.89
                                                                                      --------------------
                                                                                                                         124,653.70
              Ending Principal Balance of the Class B Notes
                                                        Pool A                               1,651,811.36
                                                        Pool B                                 413,363.35
                                                                                      --------------------
                                                                                                                   -----------------
                                                                                                                       2,065,174.71
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,054,000       Original Face $4,054,000       Balance Factor
      $ 3.286004                      $ 30.748323               50.941655%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
              Beginning Principal Balance of the Class C Notes
                                                        Pool A                               3,516,675.30
                                                        Pool B                                 861,981.49
                                                                                      --------------------
                                                                                                                       4,378,656.79

              Class C Overdue Interest, if any                                                       0.00
              Class C Monthly Interest - Pool A                                                 21,920.61
              Class C Monthly Interest - Pool B                                                  5,373.02
              Class C Overdue Principal, if any                                                      0.00
              Class C Monthly Principal - Pool A                                               213,833.61
              Class C Monthly Principal - Pool B                                                35,473.78
                                                                                      --------------------
                                                                                                                         249,307.39
              Ending Principal Balance of the Class C Notes
                                                        Pool A                               3,302,841.69
                                                        Pool B                                 826,507.71
                                                                                      --------------------
                                                                                                                   -----------------
                                                                                                                       4,129,349.40
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000       Original Face $8,107,000        Balance Factor
    $ 3.366674                       $ 30.752114                  50.935604%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                                        Pool A                               2,344,710.52
                                                        Pool B                                 574,727.34
                                                                                      --------------------
                                                                                                                       2,919,437.86

              Class D Overdue Interest, if any                                                       0.00
              Class D Monthly Interest - Pool A                                                 16,119.88
              Class D Monthly Interest - Pool B                                                  3,951.25
              Class D Overdue Principal, if any                                                      0.00
              Class D Monthly Principal - Pool A                                               142,555.74
              Class D Monthly Principal - Pool B                                                23,649.19
                                                                                      --------------------
                                                                                                                         166,204.93
              Ending Principal Balance of the Class D Notes
                                                        Pool A                               2,202,154.78
                                                        Pool B                                 551,078.15
                                                                                      --------------------
                                                                                                                   -----------------
                                                                                                                       2,753,232.93
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $5,405,000       Original Face $5,405,000        Balance Factor
    $ 3.713438                         $ 30.750218              50.938630%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
              Beginning Principal Balance of the Class E Notes
                                                        Pool A                               2,930,692.95
                                                        Pool B                                 718,354.40
                                                                                      --------------------
                                                                                                                       3,649,047.35

              Class E Overdue Interest, if any                                                       0.00
              Class E Monthly Interest - Pool A                                                 26,498.35
              Class E Monthly Interest - Pool B                                                  6,495.12
              Class E Overdue Principal, if any                                                      0.00
              Class E Monthly Principal - Pool A                                               178,194.68
              Class E Monthly Principal - Pool B                                                29,561.49
                                                                                      --------------------
                                                                                                                         207,756.17
              Ending Principal Balance of the Class E Notes
                                                        Pool A                               2,752,498.27
                                                        Pool B                                 688,792.91
                                                                                      --------------------
                                                                                                                   -----------------
                                                                                                                       3,441,291.18
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,756,000       Original Face $6,756,000         Balance Factor
       $ 4.883581                     $ 30.751357                  50.936814%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

              Beginning Residual Principal Balance
                                                        Pool A                             3,517,241.30
                                                        Pool B                               862,140.19
                                                                                      ------------------
                                                                                                                       4,379,381.49

              Residual Interest - Pool A                                                      69,362.78
              Residual Interest - Pool B                                                       7,157.20
              Residual Principal - Pool A                                                    213,833.61
              Residual Principal - Pool B                                                     35,473.78
                                                                                      ------------------
                                                                                                                         249,307.39
              Ending Residual Principal Balance
                                                        Pool A                             3,303,407.69
                                                        Pool B                               826,666.41
                                                                                      ------------------
                                                                                                                  ------------------
                                                                                                                       4,130,074.10
                                                                                                                  ==================


X.   PAYMENT TO SERVICER

               - Collection period Servicer Fee                                                                           54,737.10
               - Servicer Advances reimbursement                                                                         246,038.55
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                         149,729.65
                                                                                                                  ------------------
              Total amounts due to Servicer                                                                              450,505.30
                                                                                                                  ==================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                117,230,625.91

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               7,127,787.11

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                 ----------------
                                                                                                                     110,102,838.80
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         2,773,292.76

            - Principal portion of Prepayment Amounts                                               4,354,494.35

            - Principal portion of Contracts repurchased under Indenture Agreement
                Section 4.02                                                                                0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                 ----------------
                              Total Decline in Aggregate Discounted Contract Balance                7,127,787.11
                                                                                                 ================


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 28,734,991.85

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               1,182,459.47

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                  ----------------
                                                                                                                      27,552,532.38
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           929,384.81

            - Principal portion of Prepayment Amounts                                                 253,074.66

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                 ----------------
                              Total Decline in Aggregate Discounted Contract Balance                1,182,459.47
                                                                                                 ================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    137,655,371.18
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                 Predecessor
                                                                  Discounted            Predecessor             Discounted
         Lease #       Lessee Name                                Present Value         Lease #                 Present Value
         ---------------------------------------------            ----------------      -------------           ----------------
         3024-003      RADNET MANAGEMENT II, INC.                   $1,289,113.68       1667-003                  $1,466,069.44
                       CASH                                           $176,955.76
         1743-004      HYPERBARIC MANAGEMENT SYS                    $1,539,883.34       2425-001                  $1,890,612.33
         3221-001      TOTAL IMAGING OF SUN CITY, LLC               $1,496,892.51       2427-001                  $1,194,070.97








                                                                  ----------------                              -----------------
                                                           Totals:  $4,502,845.29                                  $4,550,752.74

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $4,550,752.74
         b) ADCB OF POOL A AT CLOSING DATE                                                                       $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.16%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
                                                                                        ---------------
a)  Total discounted Contract Balance of Predecessor Receivables                         $3,084,683.30
b)  Total discounted Contract Balance of Substitute Receivables                          $3,036,775.84
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $47,907.46

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES    X                  NO
                                                                                        ---------------           ---------------

         POOL B                                                                                                  Predecessor
                                                                  Discounted             Predecessor             Discounted
         Lease #       Lessee Name                                Present Value          Lease #                 Present Value
         ---------------------------------------------            ----------------       -------------           ----------------
                       NONE









                                                                  ----------------                               ----------------
                                                           Totals:          $0.00                                           $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                         $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

       * ANY CONTRACT DELINQUENT Greater Than 60 DAYS OR HAS DEFAULTED (Greater
         Than 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY
         PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                       NO     X
                                                                                        --------------            ---------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                  Predecessor
                                                           Discounted                  Predecessor             Discounted
      Lease #          Lessee Name                         Present Value               Lease #                 Present Value
      ------------------------------------------------     ----------------------      -----------             ---------------------
      2841-001         Medical Imaging Co. Inc.                      1,121,500.51      2207-001                        $551,274.29
      2004383-1        Robert Wood Johnson University                  512,828.61      2207-002                      $1,160,782.50
      2005209-2        Memorial Regional Medical Center                252,655.70      2207-003                        $181,136.33
                       Cash                                              6,208.31
      2875-007         MRI of River North, Inc. et al.               1,629,015.55      2337-001                      $1,215,773.70
      3024-003         Radnet Management II, Inc.                    1,495,882.60      4283-401                        $286,487.54
                                                                                       2314-002                      $1,209,395.06




                                                                    --------------                             --------------------
                                                           Totals:  $5,018,091.28                                    $4,604,849.42

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                $4,604,849.42
      b) ADCB OF POOL A AT CLOSING DATE                                                                            $211,061,551.13
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                     NO     X
                                                                                       --------                --------

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                           Discounted                  Predecessor              Discounted
      Lease #          Lessee Name                         Present Value               Lease #                  Present Value
      ------------------------------------------------     ----------------------      -----------             ---------------------
                       None









                                                                    ---------------                            --------------------
                                                           Totals:          $0.00                                            $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

    * ANY CONTRACT DELINQUENT Greater Than 60 DAYS OR HAS DEFAULTED
      (Greater Than 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
      OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                      NO     X
                                                                                      ---------                --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT Greater Than 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
     This Month                                        1,010,330.13      This Month                           137,655,371.18
     1 Month Prior                                     1,040,547.02      1 Month Prior                        145,965,617.76
     2 Months Prior                                    1,449,596.57      2 Months Prior                       150,612,316.86

     Total                                             3,500,473.72      Total                                434,233,305.80

     a) 3 MONTH AVERAGE                                1,166,824.57      b) 3 MONTH AVERAGE                   144,744,435.27

     c) a/b                                                   0.81%


2.   Does a Delinquency Condition Exist (1c Greater Than 6% )?
                                                                                                       Yes            No      X
                                                                                                           ---------     -----------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                             Yes            No      X
                                                                                                           ---------     -----------
     B. An Indenture Event of Default has occurred and is then continuing?                             Yes            No      X
                                                                                                           ---------     -----------

4.   Has a Servicer Event of Default occurred?                                                         Yes            No      X
                                                                                                           ---------     -----------


5.   Amortization Event Check

     A. Is 1c  Greater Than 8% ?                                                                       Yes            No      X
                                                                                                           ---------     -----------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                                 Yes            No      X
                                                                                                           ---------     -----------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                                  Yes            No      X
                                                                                                           ---------     -----------




6.   Aggregate Discounted Contract Balance at Closing Date                                         Balance $270,243,724.70
                                                                                                           ---------------------


     DELINQUENT LEASE SUMMARY

         Days Past Due          Current Pool Balance              # Leases
         -------------          --------------------              --------
               31 - 60                  1,582,728.74                    28
               61 - 90                  1,988,553.17                     6
              91 - 180                  1,010,330.13                    14

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization